UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 10, 2014

Date of Report (date of earliest event reported)

SIZMEK INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	001-36219 (Commission File No.)	37-1744624 (I.R.S. Employer Identification No.)

750 West John Carpenter Freeway, Suite 401 Irving, Texas (Address of principal executive offices)	75039 (Zip Code)

Registrant’s telephone number, including area code: (972) 581-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 10, 2014, the Audit Committee (the “Audit Committee”) of the Board of Directors of Sizmek Inc. (the “Company”) dismissed Ernst & Young LLP (“EY LLP”), a member of Ernst & Young Global Limited, as the Company’s independent registered public accounting firm for the remainder of the fiscal year ending December 31, 2014 and engaged Kost Forer Gabbay & Kasierer (“EY Israel”), a member of Ernst & Young Global Limited, with its principal office in Tel Aviv, Israel, as its independent registered public accounting firm, commencing with the review of the Company’s financial statements to be included in the Company’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2014.

The Company’s accounting and billing functions are performed primarily from its office in Herzeliya, Israel where most of the accounting records are also held.  Therefore, EY Israel was considered to be in a better position to conduct an integrated audit of the Company’s financial statements instead of EY LLP, which previously performed the audit from its office in Dallas, Texas.  Although EY Israel has not previously served as the Company’s independent accountant, it provided assistance to EY LLP in prior year audits and is familiar with the Company’s business and operations.

EY LLP’s audit reports on the combined financial statements for the fiscal years ended December 31, 2013 and 2012 of Sizmek, Inc. (a carve out of Digital Generation, Inc.) did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2013 and 2012 and through the current date, there were no disagreements between the Company and EY LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to EY LLP’s satisfaction, would have caused EY LLP to make reference to the matters in connection with its report on the Company’s combined financial statements for the relevant year.

During the Company’s fiscal years ended December 31, 2013 and 2012 and through the current date, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s fiscal years ended December 31, 2013 and 2012 and through the current date, neither the Company, nor anyone on behalf of the Company, consulted with EY Israel with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s combined financial statements, and no written report or oral advice was provided by EY Israel to the Company that EY Israel concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided EY LLP with a copy of the foregoing statements and requested that EY LLP furnish the Company a letter addressed to the Securities and Exchange Commission stating whether or not EY LLP agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated April 11, 2014 regarding change in certifying accountant of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 11, 2014	Sizmek, Inc.

	By:	/s/ Sean N. Markowitz
Sean N. Markowitz
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated April 11, 2014 regarding change in certifying accountant of the Registrant.